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                                                                    EXHIBIT 99.2

                          CONSENT OF DIRECTOR NOMINEE

I hereby consent to the reference to me as a Director Nominee of American Tower Corporation in its Registration Statement on Form S-1 (including all amendments, post-effective amendments and any related registration statement pursuant to Rule 462(b) of the Securities Act of 1933).

                                          /s/ Dean H. Eisner
                                          ___________________________________
                                          Dean H. Eisner

Date: February 5, 1999